                                                                   Exhibit 10.13

                              TERMINATION AGREEMENT

         This Termination Agreement dated as of May 17, 2002 (this "Agreement"), is among Teletouch Communications, Inc., a Delaware corporation (the "Company"), each of the investors listed on the Schedule of Investors attached hereto (the "Investors") and those other stockholders listed on the signature page hereto (the "Other Stockholders"). Continental Illinois Venture Corporation, a Delaware corporation ("CIVC"), CIVC Partners I, a Delaware limited partnership ("CIVC Partners"), the other Investors and the Other Stockholders are collectively referred to as the "Stockholders" and individually as a "Stockholder".

         A. The Company and the Investors are parties to the Amended and Restated Subordinated Note, Preferred Stock and Warrant Purchase Agreement dated as of August 3, 1995 (as amended from time to time, the "Purchase Agreement").

         B. The Company and the Stockholders are parties to the Stockholders Agreement dated as of August 3, 1995 (the "Stockholders Agreement"). G. David Higginbotham and Finova Capital Corporation no longer hold any shares of capital stock subject to the Stockholders Agreement and no longer have any interest therein.

         C. The Company and CIVC are parties to the Warrant Agreement dated as of August 3, 1995 (the "Warrant Agreement").

         D. The Company, CIVC, CIVC I and the Stockholders are parties to the Registration Agreement dated as of August 3, 1995 (the "Registration Agreement").

         E.   The Company, CIVC, CIVC I and the Stockholders (other than Robert
M. McMurrey and GM Holdings, LLC) are parties to the Option and Securities Purchase Agreement date August 24, 2001 (the "Option Agreement").

         F. It is a condition precedent to the consummation of the transactions contemplated by the Option Agreement that the Stockholders Agreement be terminated; and, in connection therewith, it is the desire of the various parties thereto and the additional parties hereto to terminate each of the Purchase Agreement, Stockholders Agreement, Warrant Agreement and Registration Agreement (such agreements referred to collectively herein as the "Investment Agreements") in accordance with and subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

         1. Upon the execution of this Agreement, the Investment Agreements shall be and hereby are terminated. The termination of the Investment Agreements is not intended to, and does not, affect any document or instrument executed and delivered as contemplated by such Investment Agreements other than as set forth herein, and such termination shall have no effect on any claims arising from obligations under those provisions of the Investment Agreements that by their terms expressly state that they survive termination of such Investment Agreements, including, without limitation, the Release delivered pursuant to the Option and Securities Purchase Agreement

         2. This Agreement shall be binding upon and shall inure to the benefit of the Company, the Stockholders and each of their respective heirs, successors and assigns.

         3. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

                             Signature page follows.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first written above.

                                           TELETOUCH COMMUNICATIONS, INC.


                                           By:   /s/ J. Kernan Crotty
                                              ----------------------------------
                                           Name:  J. Kernan Crotty

                                           Title: President


                                      INVESTORS:

                                           CONTINENTAL ILLINOIS
                                           VENTURE CORPORATION


                                           By:   /s/Daniel Helle
                                              ----------------------------------
                                           Name:  Daniel Helle

                                           Title: Its Managing Director



                                           CIVC PARTNERS I


                                           By:   /s/ Daniel Helle
                                              ----------------------------------
                                           Name:  Daniel Helle
                                           Title: Partner

                                           GM HOLDINGS, LLC


                                           By:   /s/ John C. Maggart
                                              ----------------------------------
                                           Name:  John C. Maggart

                                           Title: Manager

                                      OTHER STOCKHOLDERS


                                                 /s/ Robert M. McMurrey
                                           -------------------------------------
                                           Robert M. McMurrey

                                                 /s/Leonard G. Friedel
                                           -------------------------------------
                                           Leonard G. Friedel

                                                 /s/ Andrew J. Bahnfleth
                                           -------------------------------------
                                           Andrew J. Bahnfleth

                                                 /s/ Mark D. Fleming
                                           -------------------------------------
                                           Mark D. Fleming

                                           PATRICK K. FLEMING TRUST

                                           By:   /s/ Mark D, Fleming
                                              ----------------------------------
                                                  Mark D. Fleming
                                                  Trustee

                                           SMITH BARNEY INDIVIDUAL
                                           RETIREMENT ACCOUNT FBO:
                                           Bruce C. Stevens

                                           By:   /s/ Bruce C. Stevens
                                              ----------------------------------
                                                  Bruce C. Stevens

                                           By:   /s/ Patricia A. Murray
                                              ----------------------------------
                                                  Smith Barney Representative

                                           SMITH BARNEY INDIVIDUAL
                                           RETIREMENT ACCOUNT FBO:
                                           Celeste G. Stevens

                                           By:   /s/ Celeste G. Stevens
                                              ----------------------------------
                                                  Celeste G. Stevens

                                           By:   /s/ Patricia A. Murray
                                              ----------------------------------
                                                  Smith Barney Representative

                                           RAINBOW RESOURCES, INC.

                                           By:   /s/ Robert M. McMurrey
                                              ----------------------------------
                                           Name:  Robert M. McMurrey

                                           Title: President

SCHEDULE OF INVESTORS


Name and Address
----------------

Continental Illinois Venture Corporation
231 South LaSalle Street
Chicago, IL 60697
Attn: Marcus D. Wedner

CIVC Partners I
c/o Continental Illinois Venture Corporation
231 South LaSalle Street
Chicago, IL 60697
Attn: Marcus D. Wedner

GM Holdings, LLC
201 Fourth Avenue North
11/th/ Floor
Nashville, TN 37219
Attn: John C. Maggart